INCOME TAXES (Details)	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Sep. 30, 2016	Sep. 30, 2015
Income Taxes Details
Computed expected tax benefit	(35.00%)	(35.00%)	(35.00%)
State taxes, net of federal benefit	(5.20%)	(5.20%)	(5.20%)
Permanent differences		4.20%	(4.60%)
Tax reporting differences due to the reverse acquisition	11.30%
Increase in the valuation reserve	28.90%	36.00%	44.80%
Total difference	0.00%	0.00%	0.00%